TELTRONICS, INC.

                                 PROMISSORY NOTE


                                                         $2,250,000 (US dollars)
                                                         Sarasota, Florida
June 4, 2003


         FOR VALUE RECEIVED, Teltronics, Inc. (the "Company"), a Delaware corporation and having an address at 2150 Whitfield Industrial Way, Sarasota, Florida 34243, hereby promises to pay Tri-Link Technologies Inc. a corporation incorporated under the laws of Canada and having an address of #301-8988 Fraserton Court, Burnaby, British Columbia V5J 5H8 or Tri-Link's Securityholders (the "Holders"), the principal sum of Two Million Two Hundred and Fifty Thousand Dollars (US$2,250,000) (the "Principal") with interest calculated from the date of this promissory note on the balance of such sum and payable at the same place, both before and after maturity, default, and judgment, at the nominal rate per annum of Six and One Half percent (6.5%) (the "Interest") at the same time and place.

         The Principal and Interest shall be payable by the Company to the Holders in twelve quarterly installments as detailed in the attached schedule.

         The Principal or any part thereof may be paid in advance at any time without notice, bonus or penalty. This promissory note shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

         IN WITNESS WHEREOF, the undersigned has caused this promissory note to be duly signed as of the 4th day of June 2003.

                                        TELTRONICS, INC.


                                        By:   /s/ Ewen Cameron
                                           -------------------------------------
                                              Ewen Cameron, President and CEO

                                                                                  Total
                                  Principal               Interest                Payment           Date

Payment 1                         187,500.00              36,562.50              224,062.50     August 1, 2003
Payment 2                         187,500.00              33,515.63              221,015.63     November 1, 2003
Payment 3                         187,500.00              30,468.75              217,968.75     February 1, 2004
Payment 4                         187,500.00              27,421.88              214,921.88     May 1, 2004
Payment 5                         187,500.00              24,375.00              211,875.00     August 1, 2004
Payment 6                         187,500.00              21,328.13              208,828.13     November 1, 2004
Payment 7                         187,500.00              18,281.25              205,781.25     February 1, 2005
Payment 8                         187,500.00              15,234.38              202,734.38     May 1, 2005
Payment 9                         187,500.00              12,187.50              199,687.50     August 1, 2005
Payment 10                        187,500.00               9,140.63              196,640.63     November 1, 2005
Payment 11                        187,500.00               6,093.75              193,593.75     February 1, 2006
Payment 12                        187,500.00               3,046.88              190,546.88     May 1, 2006



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